                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                               FEBRUARY 22, 2001


                                   ADVANCEPCS
                   (formerly known as Advance Paradigm, Inc.)
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-21447                  75-2493381
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)


                                 (469) 420-6000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On February 22, 2001, AdvancePCS (the "Company") issued a press release with respect to a new venture by and among the Company, Express Scripts, Inc. and Merck-Medco Managed Care, L.L.C. that will develop an electronic exchange enabling physicians who use electronic prescribing technology to link to pharmacies, pharmacy benefit managers and health plans that their patients use. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER       EXHIBIT
                  ------       -------
                  99.1         Press release dated February 22, 2001 entitled
                               "New Venture to Jumpstart Electronic Link with
                               Physicians and Pharmacies."




                           [SIGNATURE PAGE TO FOLLOW]



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCEPCS

Date: February 22, 2001                      By:  /s/ DAVID D. HALBERT
                                                -------------------------------
                                             Name:  David D. Halbert
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99.1          Press release dated February 22, 2001 entitled "New Venture to
                Jumpstart Electronic Link with Physicians and Pharmacies."
